UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 15, 2023 (May 10, 2023)

AMERICAN INTERNATIONAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8787	13-2592361
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1271 Avenue of the Americas
New York, New York 10020

(Address of principal executive offices)

Registrant’s telephone number, including area code:  (212) 770-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $2.50 Per Share	AIG	New York Stock Exchange
4.875% Series A-3 Junior Subordinated Debentures	AIG 67EU	New York Stock Exchange
Depositary Shares Each Representing a 1/1,000th Interest in a Share of Series A 5.85% Non-Cumulative Perpetual Preferred Stock	AIG PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 5 - Corporate Governance and Management

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 10, 2023, American International Group, Inc. (“AIG”) held its Annual Meeting of Shareholders (the “Annual Meeting”). The results of the matters submitted to a shareholder vote at the Annual Meeting were as follows:

Proposal 1 - Election of Directors: The following individuals were elected to serve as directors until the 2024 Annual Meeting or upon the election and qualification of their successors. The voting results for each of the nominees are as follows:

	For	Against	Abstain	Broker Non-Votes
Paola Bergamaschi	614,371,077	1,466,711	1,492,022	32,707,820
James Cole, Jr.	612,855,147	2,977,893	1,496,770	32,707,820
W. Don Cornwell	601,329,963	14,509,731	1,490,116	32,707,820
Linda A. Mills	537,875,081	77,972,626	1,482,103	32,707,820
Diana M. Murphy	614,354,335	1,498,335	1,477,140	32,707,820
Peter R. Porrino	609,196,471	6,652,986	1,480,353	32,707,820
John G. Rice	605,338,787	10,500,672	1,490,351	32,707,820
Therese M. Vaughan	590,827,006	25,016,638	1,486,166	32,707,820
Vanessa A. Wittman	613,647,862	2,198,287	1,483,661	32,707,820
Peter Zaffino	584,493,413	29,422,586	3,413,811	32,707,820

Proposal 2 –Advisory Vote to Approve Named Executive Officer Compensation: The voting results are as follows:

For	Against	Abstain	Broker Non-Votes
199,326,011	416,419,847	1,583,952	32,707,820

Proposal 3 - Ratification of the Appointment of PricewaterhouseCoopers LLP to Serve as AIG’s Independent Auditor for 2023: The voting results are as follows:

For	Against	Abstain	Broker Non-Votes
619,819,638	28,781,149	1,436,843	0

Proposal 4 - Shareholder Proposal Requesting an Independent Board Chair Policy: The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
277,858,221	337,891,236	1,580,353	32,707,820

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN INTERNATIONAL GROUP, INC. (Registrant)

Date: May 15, 2023	By:	/s/ Prabha Sipi Bhandari
		Name:	Prabha Sipi Bhandari
		Title:	Senior Vice President, Deputy General Counsel and Corporate Secretary